Exhibit 99.1

USG Corporation Reports Second Quarter 2016 Results

Second Quarter 2016 vs. Second Quarter 2015

Business Highlights

  Net sales increase to $1 billion from $970 million
  Operating profit increases to $133 million from $105 million; adjusted operating profit increases to $138 million from $118 million
  Net income decreases to $74 million from $79 million; adjusted net income decreases to $68 million from $78 million
  US Gypsum operating profit margin improvement to 19.9% from 17.6%
  US Ceilings operating profit margin improvement to 23.8% from 19.0%

CHICAGO--(BUSINESS WIRE)--July 26, 2016--USG Corporation (NYSE:USG), a leading building products company, today reported results for the second quarter of 2016. “Our focus on operational execution in all of our businesses drove our improved second quarter results,” said James S. Metcalf, Chairman, President, and CEO. “Expanding operating margins is a key priority for USG, and we delivered margin expansion in all of our businesses in the second quarter.”

On a consolidated basis in the second quarter of 2016, net sales were $1 billion, compared to $970 million in the second quarter of 2015. Foreign currency unfavorably impacted net sales by $10 million in the second quarter of 2016. Operating profit increased to $133 million from $105 million, while adjusted operating profit increased to $138 million from $118 million in the second quarter of 2016 compared to the second quarter of 2015.

USG generated $74 million in net income and $0.50 per diluted share in the second quarter of 2016, compared to $79 million and $0.54 per diluted share in the second quarter of 2015. On an adjusted basis, net income of $68 million and diluted earnings per share of $0.46 in the second quarter of 2016 decreased from $78 million and $0.53, respectively, in the second quarter of 2015. Net income and adjusted net income in the second quarter of 2016 include $38 million of tax expense compared to only $1 million in the second quarter of 2015. Foreign currency also unfavorably impacted net income and adjusted net income by $5 million in the second quarter of 2016. A full reconciliation of GAAP to adjusted metrics is set forth on a schedule attached hereto.

The corporation’s Gypsum segment generated $113 million of operating profit in the second quarter of 2016. On an adjusted basis, operating profit of $102 million in the Gypsum segment improved by $5 million over the second quarter of 2015. Surfaces and substrates products drove $8 million of this improved profit. Wallboard volumes were up 3% while wallboard price was down roughly 1% from the second quarter of 2015. On a sequential basis, wallboard price increased 1% from the first quarter of 2016.

The Ceilings segment earned $33 million of operating profit in the second quarter of 2016 compared to $25 million in the second quarter of 2015. Improved price and volume with strong cost control drove second quarter margins to a new quarterly record of 23.8% in the US Ceilings business.

The Distribution segment earned $15 million of operating profit in the second quarter of 2016 compared to $9 million in the second quarter of 2015. Operating margins improved 140 basis points to 3.9% in the second quarter of 2016, with same store sales and wallboard volumes both increasing 8%.

The USG Boral business generated $16 million of equity method income in the second quarter of 2016, up $3 million from the second quarter of 2015 on manufacturing efficiencies and improved plasterboard price and volume. The USG Boral business paid an $18 million cash dividend to USG Corporation during the second quarter of 2016.

“Delivering margin expansion in all of our businesses in the second quarter is a clear indication that our strategy is working,” Mr. Metcalf said. “With a continued focus on keeping our break even low, I believe USG is well positioned to take advantage of our improving end markets.”

A conference call is being held today at 9:00 a.m. Eastern time (8:00 a.m. Central time) during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section, where the accompanying presentation materials can be found. The dial-in number for the conference call is 1-800-315-2944 in the United States and Canada (1-847-413-2929 for other international callers), and the pass code is 42891795. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Thursday, August 25, 2016. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 42891795.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC, and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint ventures. Headquartered in Chicago, USG's worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com.

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, impacts of foreign currency on current period results using prior period translation rates, adjusted net income, and adjusted net sales, which exclude certain items. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. In addition, adjusted operating profit includes the income from the corporation's equity method investments, including USG Boral Building Products, because management views the joint ventures as a business unit, even though the corporation’s share of the joint venture is 50%. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. Adjusted results also exclude results from Gypsum Transportation Limited (GTL), a shipping operation that the corporation has exited. Adjustments to net earnings are shown net of the tax effect computed at applicable statutory rates. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, and reconciliations to the nearest GAAP measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, management's expectation about the improving end markets and USG's performance in 2016. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; our ability to maintain or achieve price increases; our substantial indebtedness and our ability to incur substantial additional indebtedness; capital markets conditions and the availability of borrowings under our credit agreement or other financings; competitive conditions, such as price, service and product competition; certain of our customers having significant buying power; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; shortages in raw materials or changes in raw material and energy costs; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; volatility in the assumptions used to determine the funded status of our pension plans; our ability to protect our intellectual property and other proprietary rights; a security breach of company information; changes in laws or regulations, including environmental and safety regulations; the outcome in legal and governmental proceedings; the occurrence of an “ownership change” within the meaning of the Internal Revenue Code; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K.

USG CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net sales	$1,002	$970	$1,972	$1,879
Cost of products sold	790	787	1,565	1,543
Gross profit	212	183	407	336

Selling and administrative expenses	79	79	150	156
Recovery of receivable	—	—	(3)	—
Gain on disposal of shipping operations, net	—	(1)	—	(1)
Operating profit	133	105	260	181

Income from equity method investments	16	14	23	22
Interest expense	(38)	(40)	(78)	(83)
Interest income	1	—	3	1
Loss on extinguishment of debt	(2)	—	(4)	(19)
Other income, net	2	1	5	—
Income before income taxes	112	80	209	102

Income tax (expense) benefit	(38)	(1)	(68)	1
Net income	$74	$79	$141	$103

Basic earnings per average common share	$0.50	$0.54	$0.96	$0.70
Diluted earnings per average common share	$0.50	$0.54	$0.95	$0.70

Average common shares	145,933,165	145,424,853	145,856,220	145,393,548
Average diluted common shares	147,994,032	146,990,178	147,321,420	147,167,248

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)
(Unaudited)
	As of	As of
	June 30, 2016	December 31, 2015

Assets
Cash and cash equivalents	$479	$442
Short-term marketable securities	208	194
Restricted cash	—	9
Receivables (net of reserves - $12 and $14)	433	391
Inventories	331	314
Income taxes receivable	5	5
Other current assets	35	45
Total current assets	1,491	1,400
Long-term marketable securities	2	36
Property, plant and equipment (net of accumulated
depreciation and depletion - $2,003 and $1,936)	1,749	1,788
Deferred income taxes	658	728
Equity method investments	648	682
Other assets	97	102
Total assets	$4,645	$4,736

Liabilities and Stockholders' Equity
Accounts payable	$287	$259
Accrued expenses	184	214
Current portion of long-term debt	363	500
Income taxes payable	6	9
Litigation settlement accrual	—	9
Total current liabilities	840	991

Long-term debt	1,676	1,675
Deferred income taxes	4	5
Pension and other postretirement benefits	347	392
Other liabilities	212	237
Total liabilities	3,079	3,300
Stockholders' Equity:
Preferred stock – $1 par value, authorized 36,000,000 shares; outstanding - none	—	—
Common stock – $0.10 par value; authorized 200,000,000 shares; issued: 2016 - 145,954,000 shares; 2015 - 145,667,000 shares	15	15
Additional paid-in capital	3,033	3,027
Accumulated other comprehensive loss	(331)	(314)
Retained earnings (accumulated deficit)	(1,151)	(1,292)
Total stockholders' equity	1,566	1,436
Total liabilities and stockholders' equity	$4,645	$4,736

Other Information:
Total cash and cash equivalents and marketable securities	$689	$672
Borrowing availability under existing credit facilities	341	295
Total Liquidity	$1,030	$967

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
(Unaudited)
	Six months ended June 30,
	2016	2015
Operating Activities
Net income	$141	$103

Adjustments to reconcile income from continuing operations to net cash:
Depreciation, depletion and amortization	72	72
Loss on extinguishment of debt	4	19
Recovery of receivable	(3)	—
Share-based compensation expense	9	6
Deferred income taxes	66	1
Gain on asset dispositions	(11)	(7)
Income from equity method investments	(23)	(22)
Dividends received from equity method investments	18	18
Pension settlement	2	—
(Increase) decrease in working capital:
Receivables	(40)	(66)
Income taxes receivable	1	(1)
Inventories	(17)	6
Other current assets	5	1
Payables	25	(33)
Accrued expenses	(20)	(25)
Decrease in other assets	1	1
Decrease in pension and other postretirement benefits	(51)	(40)
Decrease in other liabilities	(3)	(4)
Other, net	(12)	5
Net cash provided by operating activities	$164	$34

Investing Activities
Purchases of marketable securities	(167)	(32)
Sales or maturities of marketable securities	187	103
Capital expenditures	(28)	(48)
Return of capital	1	—
Net proceeds from asset dispositions	12	42
Insurance proceeds	—	2
Release (deposit) of restricted cash	9	(49)
Net cash provided by investing activities	$14	$18

Financing Activities
Issuance of debt	—	350
Repayment of debt	(141)	(386)
Payment of debt issuance fees	—	(6)
Issuance of common stock	2	4
Repurchases of common stock to satisfy employee tax withholding obligations	(2)	(8)
Net cash used for financing activities	$(141)	$(46)

Effect of exchange rate changes on cash	—	(3)

Net increase in cash and cash equivalents	$37	$3
Cash and cash equivalents at beginning of period	442	228
Cash and cash equivalents at end of period	$479	$231
		(continued)
USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)
	Six months ended June 30,
	2016	2015
Supplemental Cash Flow Disclosures:
Interest paid, net of interest capitalized	$76	$80
Income taxes paid, net of refunds received	5	1

Noncash Investing and Financing Activities:
Amount in accounts payable for capital expenditures	4	6
Reversal of USG Boral Building Products earnout	(24)	—

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions)
(Unaudited)
	Three months ended June 30,		Six months ended June 30,

	2016	2015	2016	2015
Net Sales:
Gypsum:
United States	$538	$516	$1,081	$993
Canada	86	87	168	163
Mexico / Latin America	49	48	93	96
Canadian Mining	—	2	—	2
Gypsum Transportation Limited	—	—	—	10
Eliminations	(38)	(36)	(72)	(70)
Total	635	617	1,270	1,194
Ceilings:
United States	126	121	245	236
Canada	14	14	27	28
Mexico / Latin America	8	8	16	17
Eliminations	(11)	(12)	(26)	(27)
Total	137	131	262	254
Distribution:
L&W Supply	386	364	743	698
Eliminations	(156)	(142)	(303)	(267)
Total USG Corporation Net Sales	$1,002	$970	$1,972	$1,879

Operating Profit (Loss):
Gypsum:
United States	$107	$91	$210	$157
Canada	5	3	11	4
Mexico / Latin America	4	5	6	9
Canadian Mining	(3)	(2)	(6)	(5)
Gypsum Transportation Limited	—	1	3	1
Total	113	98	224	166
Ceilings:
United States	30	23	57	42
Canada	2	1	3	2
Mexico / Latin America	1	1	2	2
Total	33	25	62	46
Distribution:
L&W Supply	15	9	26	13
Corporate	(26)	(24)	(47)	(47)
Eliminations	(2)	(3)	(5)	3
Total USG Corporation Operating Profit	$133	$105	$260	$181

USG Boral Building Products (UBBP):
Net sales	$273	$264	$502	$492
Operating profit	41	34	64	57
Net income attributable to UBBP	32	26	46	42
USG share of income from UBBP	16	13	23	21

USG CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Income from equity method investments	$16	$14	$23	$22
Less: Income from equity method investments - Other joint ventures	—	1	—	1
Equity income from UBBP	$16	$13	$23	$21

Net sales - GAAP measure	$1,002	$970	$1,972	$1,879
GTL - Shipping operations	—	—	—	(10)
Adjusted net sales - Non-GAAP measure	$1,002	$970	$1,972	$1,869

Operating profit - GAAP measure	$133	$105	$260	$181
Gain on sale of surplus property (US Gypsum)	(11)	—	(11)	—
GTL (recovery) of receivable / shipping operations	—	(1)	(3)	(1)
Income from equity method investments	16	14	23	22
Adjusted operating profit - Non-GAAP measure	$138	$118	$269	$202

Gypsum operating profit - GAAP measure	$113	$98	$224	$166
Gain on sale of surplus property	(11)	—	(11)	—
GTL (recovery) of receivable / shipping operations	—	(1)	(3)	(1)
Gypsum adjusted operating profit - Non-GAAP measure	$102	$97	$210	$165

Net income - GAAP measure	$74	$79	$141	$103
Gain on sale of surplus property	(11)	—	(11)	—
GTL (recovery) of receivable / shipping operations	—	(1)	(8)	—
Loss on extinguishment of debt	2	—	4	19
Tax effect on adjustments (38.6% tax rate)	3	—	5	—
Adjusted net income - Non-GAAP measure	$68	$78	$131	$122

Earnings per average diluted common share - GAAP measure	$0.50	$0.54	$0.95	$0.70
Adjustments per average diluted common share:
Gain on sale of surplus property	(0.08)	—	(0.08)	—
GTL (recovery) of receivable / shipping operations	—	(0.01)	(0.05)	—
Loss on extinguishment of debt	0.02	—	0.03	0.13
Tax effect on adjustments (38.6% tax rate)	0.02	—	0.04	—
Adjusted earnings per adjusted average diluted common share – Non-GAAP measure	$0.46	$0.53	$0.89	$0.83

Average diluted common shares – GAAP	147,994,032	146,990,178	147,321,420	147,167,248
Adjustment to add common shares that would be dilutive based on adjusted net income	—	—	—	—
Adjusted average diluted common shares – Non-GAAP	147,994,032	146,990,178	147,321,420	147,167,248

Currency impacts on consolidated and segment results have been derived by translating current period results at the quarter-to-date average foreign currency rates for the period ending June 30, 2015.

CONTACT:
USG Corporation
Media
Sasha Bigda
(312) 436-6511
sbigda@usg.com
or
Investors
Ryan Flanagan
(312) 436-5304
investorrelations@usg.com